Exhibit 99.2

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is made and entered into this 6th day of April, 2018, by and between Green Acres Partners A, LLC, John P. McGrain & Justin Yorke TRS FBO San Gabriel Advisors, LLC DBP FBO John P. McGrain & Justin Yorke TRS FBO San Gabriel Advisors, LLC DBP FBO Justin Yorke, with their executive offices at 4 Richland Place, Pasadena, CA 91103 ("Lender"), STWC Holdings, Inc., a Colorado corporation ("Original Borrower"), Shawn Phillips, a Colorado resident ("Assuming Party" and "Remaining Guarantor"), and Erin Phillips, a Colorado resident ("Original Guarantor").

RECITALS

A.            Lender and Assuming Party previously entered into a Line of Credit Agreement on or about December 2, 2016 in the amount of Six Hundred Seventy Thousand Dollars and NO/100 ($670,000.00) (the "Line of Credit").

B.            Lender previously made loans (the "Loans") to Original Borrower in the original aggregate principal sum of Two Million Five Hundred and Fifty Thousand and NO/100 Dollars ($2,550,000.00) per the terms of two separate 25% Convertible Promissory Notes, each dated January 30, 2015 and February 5, 2015.

C.            The Loans are evidenced by the following loan documents (hereinafter collectively called the "Loan Documents"):

(i)            Senior Loan Agreement and 25% Convertible Promissory Note in the amount of Two Million and NO/100 Dollars ($2,000,000.00) dated January 30, 2015 executed by Original Borrower and payable to the order of Lender (the "First Note").

(ii)           Amended and Restated Senior Loan Agreement and an Amended and Restated 25% Convertible Promissory Note in the amount of Five Hundred and Fifty Thousand and NO/l00 Dollars ($550,000.00) dated February 5, 2015 executed by Original Borrower and payable to the order of Lender (the "Second Note").

(iii)          Amended and Restated Personal Guaranty Agreement dated February 5, 2015 executed by Shawn Phillips and Erin Phillips ("Original Guarantor").
(iv)          Such other loan documents as were executed substantially contemporaneous with the Loans, as the Loans may have been amended.

C.            Original Borrower desires to assign all of its obligations and duties under the Loans, to Assuming Party; Assuming Party desires to acquire such ownership interest and assume Original Borrower's obligations and duties under the Loans.

D,            Original Borrower and Assuming Party have requested Lender's consent to such transfer, assignment and assumption, and Lender has agreed to give its consent, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of Lender's consent of Assuming Party's assumption of the obligations of Original Borrower evidenced by the Loan Documents and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows (defined terms in the Loan Documents shall have the same meaning when used herein).

AGREEMENT

1.             Principal Balance. As of March 23, 2018, the aggregate unpaid principal balance of the Loans is Two Million and 00/100 Dollars ($2,000,000.00).

2.             Lender's Consent. Effective on the date that this Agreement is executed by all of the parties hereto (the "Effective Date"), provided all conditions herein are met, Lender consents to the assumption by Assuming Party of all of Original Borrower's obligations and duties under the Loan Documents, subject to the terms and conditions contained herein. Lender further agrees to the extinguishment of the Line of Credit in the amount of Six Hundred Sixty-Four Thousand Seven Hundred Twenty-Six Dollars ($664,726.00).

3.             Assumption. On the Effective Date, the Assuming Party shall and does hereby assume and agree to pay, perform and observe all the terms, covenants and conditions of Original Borrower in each of the Loan Documents, including, without limitation, all of the payment obligations evidenced by the Loans, all as now existing and hereafter arising. On the Effective Date, Original Borrower, Original Guarantor and Remaining Guarantor consent to such assumption.

4.             Release of Original Borrower and Original Guarantor. As of the Effective Date, and in consideration for the mutual obligations of the parties, the receipt and legal sufficiency of which is hereby acknowledged, Lender hereby releases Original Borrower and Original Guarantor, Erin Phillips, from any and all claims, demands, losses and liabilities which in any manner relate to the Loan Documents, and which occurred prior to or as of the date of this Agreement, whether such claims are presently known or unknown, contingent or non-contingent.

5.             Guaranty of Remaining Guarantor.Shawn Phillips (the "Remaining Guarantor"), shall, as of the Effective Date, personally guaranty all obligations under the Loans and under the Loan Documents, such guaranty to be in form and substance acceptable to Lender in its sole discretion.

6.             Costs. Each party shall bear their own costs with respect to the closing of this transaction.

7.             Release. As part of the consideration for this Agreement, on the Effective Date, Original Borrower, Assuming Party, Original Guarantor, Erin Phillips, and Remaining Guarantor, Shawn Phillips, for themselves and for their respective predecessors, heirs, successors and assigns (hereinafter collectively referred to as the "Borrower Affiliates"), hereby release Lender and all of Lender's predecessors, successors, managers, members, agents, employees and assigns (hereinafter collectively referred to as the "Lender Affiliates") from any and all claims, demands, losses and liabilities which in any manner relate to the Loan Documents, and which occurred prior to or as of the date of this Agreement, whether such claims are presently known or unknown, contingent or non-contingent; and each of the Borrower Affiliates acknowledges that part of the consideration for this Agreement shall consist of their complete and unconditional waiver of all claims which may now or hereafter exist and which relate to any actual or alleged agreement, act or omission on the part of any one or more of the Lender Affiliates, and which occurred prior to or as of the date of this Agreement.

8.             Representations and Warranties.

8.1           Consideration. As an inducement to Lender to execute this Agreement, to consent to the assumption of the Loans, Original Borrower, Assuming Party, Original Guarantor, Erin Phillips, and Remaining Guarantor, Shawn Phillips, jointly and severally, represent and warrant to Lender that the following statements set forth in this Section 8 are true, correct and complete as of the date hereof and will be true, correct and complete as of the Effective Date.

8.2.          Organization, Powers and Good Standing.

8.2.1.             Organization and Powers. Assuming Party is lawful resident of the State of Colorado.

8.3.          Authorization of Loan Documents.

8.3.1.            Authorization. The execution, delivery and performance of this Agreement and the Assumption Commitment by Assuming Party and Original Borrower are within the Assuming Party and Original Borrower's powers and have been duly authorized by all necessary action by Assuming Party and Original Borrower.

8.3.2.            No Conflict. The execution, delivery and performance of this Agreement, and the Loan Documents, by Assuming Party, will not violate (a) Assuming Party or Original Borrower's Certificate of Formation or Assuming Party or Original Borrower's Operating Agreement, if applicable; or (b) any legal requirement affecting Assuming Party or Original Borrower; or (c) any agreement to which Assuming Party or Original Borrower is bound or to which it is a party and will not result in or require the creation (except as provided in or contemplated by this Agreement) of any lien upon any of Assuming Party or Original Borrower's properties.

8.3.3.            Binding Obligations. This Agreement is duly executed by Assuming Party and Original Borrower and is a legally valid and binding obligation of Assuming Party and Original Borrower, enforceable against Assuming Party and Original Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

8.4.          No Material Defaults. There exists no material violation of or material default by Original Borrower and, to the best knowledge of Original Borrower, Assuming Party, Original Guarantor, Erin Phillips, and Remaining Guarantor, Shawn Phillips, no event has occurred which, upon the giving of notice or the passage of time, or both, would constitute a material default with respect to any license, permit, statute, ordinance, law, judgment, order, writ, injunction, decree, rule or regulation of any governmental authority, or any determination or award of any arbitrator to which Original Borrower, Assuming Party and/or Original Guarantor, Erin Phillips or Remaining Guarantor, Shawn Phillips may be bound.

8.5.          Disclosure. There is no fact known to Original Borrower, Assuming Party, Original Guarantor, Erin Phillips, and Remaining Guarantor, Shawn Phillips that materially and adversely affects the Agreement that has not been disclosed in this Agreement or in other documents, certificates and written statements furnished to Lender in connection herewith.

8.6.          Other Loan Documents. Each of the representations and warranties of Original Borrower contained in any of the other Loan Documents is true and correct in all material respects as of the Effective Date. All such representations and warranties are incorporated herein for the benefit of Lender.

9.             Miscellaneous.

9.1.          Original Borrower and Assuming Party acknowledge that the sole relationship created by the Loan Documents is that of lender and borrower, and no partnership, joint venture or other common undertaking has existed or currently exists under or with respect to the Loan Documents, nor shall the same arise by virtue of this Agreement.

9.2.          All references to Loan Documents shall be deemed to include this Agreement. Except as specifically modified in this Agreement, nothing herein contained shall be considered as modifying, altering or affecting the Loan Documents, the original priority thereof, or the rights, benefits, duties or obligations of the parties thereto. It is further recognized and agreed that any and all other documents and security agreements entered into between any two or more of the parties hereto which are in any manner connected with the indebtedness evidenced by the Loans shall remain in full force and effect unless specifically cancelled or amended by an instrument in writing signed by the Lender.

9.3.          This Agreement supersedes all previous oral and written communications with respect to the Assuming Party's assumption of the Loans and Loan Documents, and,

constitutes the entire agreement between Lender, Original Borrower, Assuming Party, Original Guarantor, Erin Phillips, and Remaining Guarantor, Shawn Phillips. This Agreement may not be modified except by written instrument executed by Lender, Original Borrower, Assuming Party, Original Guarantor, Erin Phillips, and Remaining Guarantor, Shawn Phillips subsequent to the date hereof.

9.4.          This Agreement shall become effective only upon the complete execution hereof by each of the parties hereto and the satisfaction of all conditions set forth herein. This Agreement shall bind and inure to the benefit of such parties and their respective heirs, successors and assigns.

9.5.          Original Borrower, Assuming Party, Original Guarantor, Erin Phillips, and Remaining Guarantor, Shawn Phillips agree to execute any other documents reasonably requested by Lender to complete the transaction contemplated by this Agreement, including but not limited to amendments.

9.6.          This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado. This Agreement is the result of substantial negotiations among Lender, Original Borrower, Assuming Party, Original Guarantor, Erin Phillips, and Remaining Guarantor, Shawn Phillips, and shall be construed in accordance with the fair intent and meaning of the language contained in this Agreement in its entirety and not for or against either party, regardless of which party (or its legal counsel) was responsible for its preparation.

9.7.          The failure of Lender to insist upon strict performance of a covenant or obligation of Assuming Party or Remaining Guarantor, Shawn Phillips under this Agreement shall not be deemed a waiver of Lender's right to demand strict compliance therewith in the future, nor will a periodic advance of funds by Lender waive any conditions to advance not fulfilled at the time of the advance.

9.8.          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Signatures on Following Page

IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

LENDER:

By: ______________________________________________________

[Print Name] _______________________________________________

Its: ______________________________________________________

STATE OF CALIFORNIA COUNTY OF LOS ANGELES	) ) § )

I certify that I know or have satisfactory evidence that ______________________ is the person who acknowledged that he signed this instrument and on oath stated that he was authorized to execute the instrument and acknowledged it as the ____________________ of ____________________, a California limited liability company, to be his free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: April ___________, 2018.

(SEAL/STAMP)

___________________________________________
Print Name: __________________________________
NOTARY PUBLIC in and for the state of
California residing in ___________________________
My appointment expires ________________________

ORIGINAL BORROWER:

By: ______________________

[Print Name] Erin Phillips

Its: President / CEO

STATE OF COLORADO COUNTY OF JEFFERSON	) ) § )

I certify that I know or have satisfactory evidence that  Erin Phillips is the person who acknowledged that he signed this instrument and on oath stated that he was authorized to execute the instrument and acknowledged it as the President/CEO of STWC Holdings, Inc., a Colorado corporation, to be his free and voluntary act of such party for the uses and eurposes mentioned in the instrument.

Dated: April 6, 2018.

ASSUMING PARTY:

By: ______________________

[Print Name] SHAWN PHILLIPS

Its: INDIVIDUALLY & ON BEHALF OF 5710 ACE LLC, WESTERN REMEDIES, ANN, 2 TOBACCO EMPORIUM LLC, COLORADO BLVD LLC, DENVER CORRIDOR, NORTH EDGEWATER LLC & ROCKY MOUNTAIN FARMACY INC.

STATE OF COLORADO)
) §
COUNTY OF JEFFERSON)

Dated: April 11, 2018.

(SEAL/STAMP)

JENNIFER YUNKER
NOTARY PUBLIC
STATE OF COLORADO
NOTARY ID # 20154035939
MY COMMISSION EXPIRES SEPTEMBER 10, 2019

____

Print Name: Jennifer Yunker

NOTARY PUBLIC in and for the state of Colorado residing in Denver

My appointment expires 9/10/19

ORIGINAL GUARANTOR:

____

STATE OF COLORADO)
) §
COUNTY OF JEFFERSON)

Dated: April 6, 2018.

(SEAL/STAMP)

JENNIFER YUNKER
NOTARY PUBLIC
STATE OF COLORADO
NOTARY ID # 20154035939
MY COMMISSION EXPIRES SEPTEMBER 10, 2019

____
Print Name: Jennifer Yunker
NOTARY PUBLIC in and for the state of Colorado residing in Denver
My appointment expires 9/10/19

REMAINING GUARANTOR:

[signature]
____

STATE OF COLORADO)
) §
COUNTY OF JEFFERSON)

Dated: April 6, 2018.

(SEAL/STAMP)

JENNIFER YUNKER
NOTARY PUBLIC
STATE OF COLORADO
NOTARY ID # 20154035939
MY COMMISSION EXPIRES SEPTEMBER 10, 2019

[signature]
Print Name: Jennifer Yunker
NOTARY PUBLIC in and for the state of Colorado residing in Denver
My appointment expires 9/10/19